SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 29, 2004 _______________________________________________

INTERNATIONAL FLAVORS & FRAGRANCES INC. _______________________________________________________________________________________________ (Exact Name of Registrant as Specified in Charter)

New York ________________________________ (State or Other Jurisdiction of Incorporation)	1-4858 _________________________________ (Commission File Number)	13-1432060 ______________________________ (I.R.S. Employer Identification Number)

521 West 57th Street, New York, New York __________________________________________________________________ (Address of Principal Executive Offices)	10019 ___________________(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500 _________________________________________

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01  Regulation FD Disclosure

        Attached and incorporated by reference and being furnished as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. (“IFF”) dated October 29, 2004, announcing that IFF has completed the sale of its French fruit preparations business to Frutarom Industries Ltd.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of International Flavors & Fragrances Inc., dated October 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2004	INTERNATIONAL FLAVORS & FRAGRANCES INC. By: /s/ Dennis M. Meany —————————————— Name: Dennis M. Meany Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of International Flavors & Fragrances Inc., dated October 29, 2004.